                                                                    Exhibit 99.2


         I N T E R N A T I O N A L    D A T A    C O R P O R A T I O N
--------------------------------------------------------------------------------

The undersigned hereby consents to the references to the undersigned under the caption "Industry Overview" incorporated by reference in the Registration Statement on Form S-1 of Cyberian Outpost, Inc., filed pursuant to Rule 462(b) of the Securities Act of 1933 and any amendments thereto.


                                        /s/ Alexa McCloughan
                                        ---------------------------------
                                        Alexa McCloughan
                                        Group Vice President
                                        International Data Corporation

                                        July 30, 1998







                                          5 Speen Street * Framingham, MA  01701
                                          --------------------------------------
                                           (508) 872-8200  *  Fax (508) 935-4015

                                                                      Logo   IDC